Washington National Variable Annuity Fund A
June 30, 1998
Unaudited




Statement of Assets and Contract Owners' Equity                      1
Statement of Operations                                              2
Statement of Changes in Contract Owners' Equity                      3
Notes to Financial Statements                                        4

Washington National Variable Annuity Fund A
Statement of Assets and Contract Owners' Equity (Unaudited)
June 30, 1998



ASSETS
Investment in Fundamental Investors, Inc. - at net asset value,
    $30.59 a share (cost $1,850,224) - Note B			   $  	5,992,427
Cash			                                                    1,369
                                                                   ----------------
                                                       		   $    5,993,796
                                                                   ----------------
                                                                   ----------------
CONTRACT OWNERS' EQUITY
Value of 278,631 accumulation units ($21.401083 per unit)	   $	5,962,990
Annuity reserves (1,439 equivalent accumulation units) 			   30,806
                                                                   ----------------
		                                                   $	5,993,796
                                                                   ----------------
                                                                   ----------------

See notes to financial statements

Washington National Variable Annuity Fund A
Statement of Operations (Unaudited)
Six Months Ended June 30, 1998



Investment income:
      Dividends							   $	   39,292
      Capital gains and distributions		                           21,720
      Less mortality and expense assurance - Note C		          (29,454)
                                                                   ----------------
               NET INVESTMENT INCOME			                   31,558
                                                                   ----------------


Realized and unrealized gains on investment:
     Net realized gains - Note B			                    9,097
     Unrealized gains on investment:
       End of year			                                4,142,203
       Beginning of year			                        3,519,336
                                                                   ----------------
               NET UNREALIZED GAINS			                  622,867
                                                                   ----------------
               NET REALIZED AND UNREALIZED GAINS
                  ON INVESTMENT		                                  631,964
                                                                   ----------------

                    NET INCREASE IN NET ASSETS FROM
                    OPERATIONS		                           $	  663,522
                                                                   ----------------
					                           ----------------

See notes to financial statements

Washington National Variable Annuity Fund A
Statement of Changes in Contract Owners' Equity (Unaudited)
Six Months Ended June 30, 1998


Additions (deductions):
    From investment activities:
        Net investment income		                           $	   31,558
        Net realized and unrealized gains on investment			  631,964
                                                                   ----------------
           INCREASE IN CONTRACT OWNERS' EQUITY
              FROM INVESTMENT ACTIVITIES			          663,522
    From capital transactions:
        Contract purchase payments			                    2,185
        Administrative charges - Note C		                             (135)
        Premium taxes			                                      (10)
        Annuity payments			                           (4,531)
        Withdrawals and contracts surrendered 			          (91,516)
                                                                   ----------------
          DECREASE IN CONTRACT OWNERS' EQUITY
             FROM CAPITAL TRANSACTIONS			                  (94,007)
                                                                   ----------------

            NET INCREASE IN CONTRACT OWNERS' EQUITY			  569,515

Contract owners' equity:
       Beginning of year			                        5,424,281
                                                                   ----------------
       End of year		                                   $    5,993,796
		                                                   ----------------
                                                                   ----------------


See notes to financial statements

Washington National Variable Annuity Fund A
Notes to Financial Statements
June 30, 1998


NOTE A  -      The Fund

The Washington National Variable Annuity Fund A (the "Fund") is a segregated investment account of Washington National Insurance Company ("WNIC"). WNIC is a wholly-owned subsidiary of Washington National Corporation ("WNC"). The Fund is registered as a unit investment trust under the Investment Company Act of 1940. The Fund no longer accepts payments for new contracts; however, new units are issued to existing contract holders.

On December 5, 1997, Conseco, Inc., a publicly held specialized financial services holding company, completed the acquisition of WNC. The merger is not expected to have any effect on the Fund.

NOTE B -   Investment

Investments in portfolio shares are valued using the net asset value of the Fund at the end of each New York Stock Exchange business day. Investment share transactions are accounted for on a trade date basis (the date the order to purchase or redeem shares is executed) and dividend income is recorded on the ex-dividend date. The Fund does not hold any investments which are restricted as to resale.

Net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the contracts on each valuation date based on each contract's pro rata share of the assets of the Fund as of the beginning of the valuation date.

Realized gains and losses on investment are determined on a specific cost basis. The aggregate cost of purchases of investments as of June 30,1998 was $61,012. The aggregate proceeds from sales of investments as of June 30, 1998 was $119,166.

NOTE C  -      Deductions for Administrative Charges and for
Mortality and Expense Assurance

Deductions were made from the purchase payments and current value of the Fund and paid to WNIC as follows:

- Administrative charges are deducted from purchase payments to reimburse WNIC for administrative expenses incurred in administering the Fund.

- Payments which represent .000028 per daily valuation period (annual basis of 1.022%) of the current value of the Fund are made to WNIC for mortality and expense assurance.

NOTE D  -  Federal Income Taxes

The operations of the Fund form a part of, and are taxed with, the operations of WNIC, which under the Internal
Revenue Code is taxed as a "life insurance company".  The
Fund will not be taxed as a regulated investment company under subchapter M of the Code. Under existing federal income tax law, no taxes are payable on the investment income or on the realized gains of the Fund.

The registrant hereby incorporates by reference the 1998 Semi-Annual Report of Fundamental Investors, file number 811-32, filed with the Commission on September 9, 1998.